Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements, as listed below, of Capital One Financial Corporation and in the related Prospectuses, where applicable, of our reports dated February 23, 2024, relating to the consolidated financial statements of Discover Financial Services, and the effectiveness of Discover Financial Services’ internal control over financial reporting appearing in this Current Report on Form 8-K of Capital One Financial Corporation filed on March 11, 2024.

Filed on Form S-3	Filed on Form S-8
Registration Statement No. 033-99748	Registration Statement No. 333-43288
Registration Statement No. 333-97125	Registration Statement No. 333-58628
Registration Statement No. 333-254191	Registration Statement No. 333-72788
Registration Statement No. 333-72820
Registration Statement No. 333-72822
Registration Statement No. 333-76726
Filed on Form S-8	Registration Statement No. 333-97123
Registration Statement No. 033-86986	Registration Statement No. 333-97127
Registration Statement No. 033-91790	Registration Statement No. 333-100488
Registration Statement No. 033-97032	Registration Statement No. 333-117920
Registration Statement No. 333-42853	Registration Statement No. 333-124428
Registration Statement No. 333-45453	Registration Statement No. 333-136281
Registration Statement No. 333-51637	Registration Statement No. 333-133665
Registration Statement No. 333-51639	Registration Statement No. 333-151325
Registration Statement No. 333-57317	Registration Statement No. 333-158664
Registration Statement No. 333-70305	Registration Statement No. 333-181736
Registration Statement No. 333-78067	Registration Statement No. 333-193683
Registration Statement No. 333-78383	Registration Statement No. 333-195677
Registration Statement No. 333-78609	Registration Statement No. 333-219570
Registration Statement No. 333-78635	Registration Statement No. 333-232907
Registration Statement No. 333-84693	Registration Statement No. 333-256072
Registration Statement No. 333-91327	Registration Statement No. 333-256073
Registration Statement No. 333-92345	Registration Statement No. 333-272146

/s/ Deloitte & Touche LLP

Chicago, Illinois

March 11, 2024